Macy’s, Inc. Announces Debt Tender Offer
CINCINNATI—December 3, 2019– Macy’s, Inc. (NYSE:M) today announced that its wholly owned subsidiary, Macy’s Retail Holdings, Inc. (the “Company”), has commenced a cash tender offer (the “Tender Offer”) to purchase up to $450 million in aggregate principal amount (the “Maximum Tender Offer Amount”) of its outstanding Notes listed in the table below, in the order of priority and subject to the tender caps shown in the table.
The terms and conditions of the Tender Offer are described in an Offer to Purchase dated December 3, 2019 (the “Offer to Purchase”). The Tender Offer is subject to the satisfaction of certain conditions as set forth in the Offer to Purchase. Capitalized terms used in this press release and not defined herein have the meanings given to them in the Offer to Purchase.

CUSIP Number	Title of Security	Original Issuer (1)	Aggregate Principal Amount Outstanding	Tender Cap (2)	Acceptance Priority Level	Early Tender Premium (3)	Reference U.S. Treasury Security	Bloomberg Reference Page	Fixed Spread (basis points) (4)	Hypothetical Total Tender Offer Consideration (3)(4)(5)
55616XAK3	4.375% Senior Notes due 2023	MRHI	$400,000,000	$300,000,000	1	$30	1.50% U.S. Treasury due 11/30/2024	FIT1	145	$1,040.38
55616XAH0	2.875% Senior Notes due 2023	MRHI	$750,000,000		2	$30	1.50% U.S. Treasury due 11/30/2024	FIT1	135	$995.28
55616XAF4	3.875% Senior Notes due 2022	MRHI	$550,000,000	$100,000,000	3	$30	1.625% U.S. Treasury due 11/15/2022	FIT1	90	$1,023.46
31410HAQ4	6.90% Senior Debentures due 2029	FDSI	$191,796,000	N/A	4	$30	1.75% U.S. Treasury due 11/15/2029	FIT1	320	$1,135.53
55616XAC1	7.0% Senior Debentures due 2028	FDSI	$116,557,000	N/A	5	$30	1.75% U.S. Treasury due 11/15/2029	FIT1	305	$1,139.60
55616XAB3	6.79% Senior Debentures due 2027	FDSI	$71,167,000	N/A	6	$30	1.75% U.S. Treasury due 11/15/2029	FIT1	300	$1,121.58
577778BH5	6.70% Senior Debentures due 2028	May	$102,897,000	N/A	7	$30	1.75% U.S. Treasury due 11/15/2029	FIT1	305	$1,126.50
314275AC2	6.375% Senior Notes due 2037	FRHI	$192,532,000	N/A	8	$30	2.25% U.S. Treasury due 8/15/2049	FIT1	340	$1,074.40
577778CE1	6.7% Senior Debentures due 2034	May	$200,803,000	N/A	9	$30	1.75% U.S. Treasury due 11/15/2029	FIT1	355	$1,129.74
577778CB7	6.65% Senior Debentures due 2024	May	$121,587,000	N/A	10	$30	1.50% U.S. Treasury due 11/30/2024	FIT1	200	$1,123.88
55616XAN7	3.450% Senior Notes due 2021	MRHI	$500,000,000	N/A	11	$30	1.50% U.S. Treasury due 11/30/2021	FIT1	70	$1,010.80
55616XAL1	3.625% Senior Notes due 2024	MRHI	$500,000,000	N/A	12	$30	1.50% U.S. Treasury due 11/30/2024	FIT1	170	$1,009.47
55616XAM9	4.500% Senior Notes due 2034	MRHI	$366,620,000	N/A	13	$30	1.75% U.S. Treasury due 11/15/2029	FIT1	325	$937.44
55616XAG2	5.125% Senior Notes due 2042	MRHI	$250,000,000	N/A	14	$30	2.25% U.S. Treasury due 8/15/2049	FIT1	345	$923.41
55616XAJ6	4.30% Senior Notes due 2043	MRHI	$250,000,000	N/A	15	$30	2.25% U.S. Treasury due 8/15/2049	FIT1	345	$816.60

(1)
A Series of Notes designated with “May” was originally issued by The May Department Stores Company. A Series of Notes designated with “FRHI” was originally issued by Federated Retail Holdings, Inc. A Series of Notes designated with “FDSI” was originally issued by Federated Department Stores, Inc. A Series of Notes designated with “MRHI” was originally issued by the Company.

(2)
The tender cap of $300,000,000 for the 4.375% Senior Notes due 2023 and the 2.875% Senior Notes due 2023 represents the combined maximum aggregate principal amount of 4.375% Senior Notes due 2023 and 2.875% Senior Notes due 2023 that will be purchased in the Tender Offer. The tender cap of $100,000,000 for the 3.875% Senior Notes due 2022 represents the maximum aggregate principal amount of 3.875% Senior Notes due 2022 that will be purchased in the Tender Offer.

(3)	Per $1,000 principal amount of Notes validly tendered on or before the Early Tender Date, not validly withdrawn and accepted for purchase.

(4)	Includes the Early Tender Premium of $30.00 per $1,000 principal amount of Notes for each Series as set forth in this table.

(5)
Based on the reference yield of the Reference U.S. Treasury Security (as set forth above) as of 10:00 a.m., New York City time, on December 2, 2019, and an expected Early Settlement Date of December 18, 2019.

The amounts of each Series of Notes that are purchased in the Tender Offer will be determined in accordance with the priorities identified in the column “Acceptance Priority Level” in the table above with “1” having the highest priority and “15” having the lowest priority, and the tender caps identified in the column “Tender Cap,” as further described below. No more than $300,000,000 combined aggregate principal amount of the Company’s 4.375% Senior Notes due 2023 and the Company’s 2.875% Senior Notes due 2023 will be purchased in the Tender Offer (such combined aggregate principal amount, subject to increase, decrease or elimination by the Company, the “2023 Notes Tender Cap”). No more than $100,000,000 aggregate principal amount of the Company’s 3.875% Senior Notes due 2022 will be purchased in the Tender Offer (such aggregate principal amount, subject to increase, decrease or elimination by the Company, together with the 2023 Notes Tender Cap, the “Tender Caps”). Subject to the Maximum Tender Offer Amount, there is no “tender cap” applicable to the Company’s 6.90% Senior Debentures due 2029, 7.0% Senior Debentures due 2028, 6.79% Senior Debentures due 2027, 6.70% Senior Debentures due 2028, 6.375% Senior Notes due 2037, 6.7% Senior Debentures due 2034, 6.65% Senior Debentures due 2024, 3.450% Senior Notes due 2021, 3.625% Senior Notes due 2024, 4.500% Senior Notes due 2034, 5.125% Senior Notes due 2042 and 4.30% Senior Notes due 2043. The Tender Offer may be subject to proration if the aggregate principal amount of Notes that is validly tendered and not validly withdrawn is greater than the applicable Tender Cap and/or would otherwise cause the Maximum Tender Offer Amount to be exceeded.
The Tender Offer will expire at 11:59 p.m., New York City time, on December 31, 2019, unless extended (such date and time, as the same may be extended, the “Expiration Date”) or earlier terminated. In order to receive the applicable Total Tender Offer Consideration, holders of Notes subject to the Tender Offer must validly tender and not validly withdraw their Notes on or before the Early Tender Date, which is 5:00 p.m., New York City time, on December 16, 2019, unless extended. Holders of Notes subject to the Tender Offer who validly tender their Notes after the Early Tender Date and on or before the Expiration Date and whose Notes are accepted for purchase, subject to the Tender Caps, will receive the applicable Late Tender Offer Consideration, assuming the Maximum Tender Offer Amount is not purchased on the Early Settlement Date.
The applicable Total Tender Offer Consideration for each $1,000 in principal amount of Notes tendered and accepted for payment pursuant to the Tender Offer will be determined in the manner described in the Offer to Purchase. The consideration will be determined by reference to a fixed spread specified for such Series of Notes over the yield based on the bid-side price of the applicable Reference U.S. Treasury Security specified in the table above, as fully described in the Offer to Purchase. The consideration will be calculated by the Dealer Managers for the Tender Offer at 10:00 a.m., New York City time, on the business day immediately following the Early Tender Date, unless extended (such date and time, as the same may be extended, the “Price Determination Date”). The Price Determination Date is expected to be December 17, 2019. The Late Tender Offer Consideration is the applicable Total Tender Offer Consideration minus the applicable Early Tender Premium for each Series of Notes as set forth in the table above.
In addition to the applicable Total Tender Offer Consideration or applicable Late Tender Offer Consideration, as the case may be, accrued and unpaid interest up to, but excluding, the applicable Settlement Date will be paid in cash on all validly tendered Notes accepted for purchase in the Tender Offer. The Total Tender Offer Consideration plus accrued and unpaid interest for Notes that are validly tendered and not validly withdrawn on or before the Early Tender Date and accepted for purchase will be paid by the Company in same day funds promptly following the Early Tender Date (the “Early Settlement Date”). The Company expects that the Early Settlement Date will be December 18, 2019, the first business day after the Price Determination Date. The Late Tender Offer Consideration plus accrued and unpaid interest for Notes that are validly tendered after the Early Tender Date and on or before the Expiration Date and accepted for purchase will be paid by the Company in same day funds promptly following the Expiration Date (the “Final Settlement Date”). The Company expects that the Final Settlement Date will be January 3, 2020, the second business day after the Expiration Date, assuming the Maximum Tender Offer Amount is not purchased on the Early Settlement Date. No tenders will be valid if submitted after the Expiration Date. If the Company purchases the Maximum Tender Offer Amount of Notes on the Early Settlement Date, Holders who validly tender Notes after the Early Tender Date but on or before the Expiration Date will not have any of their Notes accepted for purchase. Holders of Notes subject to the Tender Offer who validly tender their Notes on or before the Early Tender Date may not withdraw their Notes after 5:00 p.m., New York City time, on December 16, 2019, unless extended (such date and time, as the same may be extended, the “Withdrawal Date”), except in the limited circumstances described in the Offer to Purchase. Holders of Notes subject to the Tender Offer who validly tender their Notes after the Withdrawal Date but on or before the Expiration Date may not withdraw their Notes except in the limited circumstances described in the Offer to Purchase.
The Company intends to use one or more of the following sources to provide the total amount of funds required to purchase the Notes sought pursuant to the Tender Offer, to pay all accrued and unpaid interest on the Notes, and to pay all fees and expenses in connection therewith: cash, cash equivalents, borrowings under a credit facility and other available cash resources.
BofA Securities, Inc., Credit Suisse Securities (USA) LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC are the Dealer Managers for the Tender Offer. D.F. King & Co., Inc. is the Tender Agent and Information Agent. Persons with questions regarding the Tender Offer should contact BofA Securities, Inc. at (toll-free) (888) 292-0070 or collect at (980) 387-3907, Credit Suisse Securities (USA) LLC at (U.S. toll-free) (800) 820-1653, U.S. Bancorp Investments, Inc. at (U.S. toll-free) (877) 558-2607 and Wells Fargo Securities, LLC at (toll-free) (866) 309-6316. Requests for copies of the Offer to Purchase should be directed to D.F. King & Co., Inc. at (toll-free) (877) 864-5057, collect at (212) 269-5550 or by email to macys@dfking.com. Questions regarding the tendering of Notes may be directed to D.F. King & Co., Inc. at (toll-free) (877) 864-5057, collect at (212) 269-5550 or by email to macys@dfking.com.
This press release is neither an offer to purchase nor a solicitation of an offer to sell the Notes. The Tender Offer is made only by the Offer to Purchase and the information in this press release is qualified by reference to the Offer to Purchase dated December 3, 2019. None of Macy’s or its affiliates, their respective boards of directors, the Dealer Managers, the Tender Agent, the Information Agent or the trustees with respect to any Notes is making any recommendation as to whether holders should tender any Notes in response to the Tender Offer, and neither Macy’s nor any such other person has authorized any person to make any such recommendation. Holders must make their own decision as to whether to tender any of their Notes, and, if so, the principal amount of Notes to tender.
About Macy's, Inc.
Macy’s, Inc. is one of the nation’s premier retailers, with fiscal 2018 sales of $24.971 billion and approximately 130,000 employees. The company operates approximately 680 department stores under the nameplates Macy’s and Bloomingdale’s, and approximately 190 specialty stores that include Bloomingdale’s The Outlet, Bluemercury, and Macy’s Backstage. Macy’s, Inc. operates stores in 43 states, the District of Columbia, Guam and Puerto Rico, as well as macys.com, bloomingdales.com and bluemercury.com. Bloomingdale’s stores in Dubai and Kuwait are operated by Al Tayer Group LLC under license agreements. Macy’s, Inc. has corporate headquarters in Cincinnati, Ohio, and New York, New York.
All statements in this press release that are not statements of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of Macy’s management and are subject to significant risks and uncertainties. Actual results could differ materially from those expressed in or implied by the forward-looking statements contained in this release because of a variety of factors, including the possible invalidity of the underlying beliefs and assumptions; the success of Macy’s operational decisions, such as product sourcing, merchandise mix and pricing, and marketing, and strategic initiatives, such as Growth stores, Backstage on-mall off-price business, and vendor direct expansion; general consumer-spending levels, including the impact of general economic conditions, consumer disposable income levels, consumer confidence levels, the availability, cost and level of consumer debt, the costs of basic necessities and other goods and the effects of the weather or natural disasters; competitive pressures from department and specialty stores, general merchandise stores, manufacturers’ outlets, off-price and discount stores, and all other retail channels, including the Internet, catalogs and television; Macy’s ability to remain competitive and relevant as consumers’ shopping behaviors migrate to other shopping channels and to maintain its brand and reputation; possible systems failures and/or security breaches, including any security breach that results in the theft, transfer or unauthorized disclosure of customer, employee or company information, or the failure to comply with various laws applicable to Macy’s in the event of such a breach; the cost of employee benefits as well as attracting and retaining quality employees; transactions and strategy involving Macy’s real estate portfolio; the seasonal nature of Macy’s business; conditions to, or changes in the timing of, proposed transactions, and changes in expected synergies, cost savings and non-recurring charges; the potential for the incurrence of charges in connection with the impairment of intangible assets, including goodwill; possible changes or developments in social, economic, business, industry, market, legal, and regulatory circumstances and conditions; possible actions taken or omitted to be taken by third parties, including customers, suppliers, business partners, competitors and legislative, regulatory, judicial and other governmental authorities and officials; changes in relationships with vendors and other product and service providers; currency, interest and exchange rates and other capital market, economic and geo-political conditions; unstable political conditions, civil unrest, terrorist activities and armed conflicts; the possible inability of Macy’s manufacturers or transporters to deliver products in a timely manner or meet Macy’s quality standards; Macy’s reliance on foreign sources of production, including risks related to the disruption of imports by labor disputes, regional health pandemics, and regional political and economic conditions; duties, taxes, other charges and quotas on imports; and other factors identified in documents filed by Macy’s with the Securities and Exchange Commission. Macy’s disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Contacts:
Media – Blair Rosenberg
646-429-6032
media@macys.com

Investors – Mike McGuire
513-579-7780
investors@macys.com